UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             Form 8-K

                          Current Report

                Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934



Date of Report (Date of earliest event reported)September 21, 1995
                                               (September 12, 1995)



                     MYLAN LABORATORIES INC.
      (Exact name of registrant as specified in its charter)



Pennsylvania                  1-9114                   25-1211621
  (State or other          (Commission           (I.R.S. Employer
  jurisdiction of          File Number)       Identification No.)
  incorporation)



                        130 Seventh Street
                      1030 Century Building
                          Pittsburgh, PA                  15222
             (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (412) 232-0100

Item 5.  Other Events.

     The Registrant's News Release dated September 12, 1995, attached hereto as
Exhibit 99.1, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed with this Form 8-K:

     99.1    News Release dated September 12, 1995.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MYLAN LABORATORIES INC.

                                               /s/ Milan Puskar
                                   By:_________________________________
                                         Milan Puskar, Chairman,
                                         Chief Executive Officer and
                                         President


Date:  September 21, 1995
       Pittsburgh, Pennsylvania